Bankers acceptance notes payable (Tables)	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Schedule of Debt [Table Text Block]
Bank acceptance notes payable consisted of the following:

		December 31, 2016	December 31, 2015

Bank acceptance notes payable issued by Bank of Hangzhou Lishui Branch	(a)	$287,942	$-

Letter of credit issued by Shanghai Pudong Development Bank Lishui Branch	(b)	1,439,710	-

Total		$1,727,652	$-

(a)
Bank acceptance notes payable issued by Bank of Hangzhou, Lishui Branch have due date of March 21, 2017. The Company is required to maintain cash deposits at 100% of the notes payable with the bank, in order to ensure future credit availability. The note payable was repaid when due.

(b)
Letter of credit issued by Shanghai Pudong Development Bank, Lishui Branch have due date of August 16, 2017. The letter of credit is guaranteed by a land use right and a building with a total carrying value of $4.0 million and three related parties, Forasen Group, Zhengyu Wang, and Yefang Zhang.